Accumulated Other Comprehensive Income (Schedule of Reclassifications out of Accumulated Other Comprehensive Income) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Sep. 26, 2014
Equity [Abstract]
Amortization of unrealized gain on derivatives	$ 0.6
Income tax provision	(0.1)
Net of income taxes	0.5
Amortization of pension and post-retirement benefit plans:
Net actuarial loss	8.1	[1]
Prior service credit	(9.9)	[1]
Plan settlements	3.8	[1]
Total before tax	2.0
Income tax provision	(0.6)
Net of income taxes	1.4
Total reclassifications for the period	$ 1.9

[1]	These accumulated other comprehensive income components are included in the computation of net periodic benefit cost. See Note 13 for additional details.